AETNA GET FUND

                                    SERIES Q


                        Supplement dated January 2, 2002

THE INFORMATION BELOW SUPPLEMENTS THE INFORMATION CONTAINED IN THE AETNA GET FUND SERIES Q PROSPECTUS DATED DECEMBER 3, 2001. THIS SUPPLEMENT SHOULD BE READ WITH THE PROSPECTUS.

In December, 2000, ING Groep N.V. ("ING") acquired Aeltus Investment Management, Inc. ("Aeltus"), the investment adviser to Aetna GET Fund (the "Fund"). ING has embarked upon a plan to integrate the operations of various mutual fund groups managed by its subsidiaries. In this regard, on December 12, 2001, the Board of Trustees of the Fund (the "Board") approved several measures proposed by ING to integrate the Aetna Funds with a group of mutual funds currently called the Pilgrim Funds, which are advised by ING Pilgrim Investments, LLC ("ING Investments"), another subsidiary of ING. Effective March 1, 2002, the name of ING Pilgrim Investments, LLC will change to ING Investments, LLC.

As part of this integration, the Board has called a meeting of shareholders of the Fund to be held on February 20, 2002. At this meeting, shareholders of the Aetna Funds will be asked to approve certain proposals in connection with the integration, as described below. Shareholders who owned shares of any of the Aetna Funds as of the close of business on December 12, 2001 are eligible to vote on these proposals, and will receive a proxy statement discussing the proposals in detail. If the proposals are approved by shareholders, each proposal will be implemented on the date set forth below. Because the offering period for the Aetna GET Fund - Series Q ("Series Q") commenced on December 13, 2001, shareholders of Series Q are not eligible to vote on the proposals described below. This supplement is being provided to inform Series Q shareholders of the proposals which affect Series Q.

Proposal                                 Effective Date If Approved
--------                                 --------------------------

Approval of a new Investment             March 1, 2002
Management Agreement between the Fund
and ING Investments

Approval of new Sub-advisory             March 1, 2002
Agreements between ING Investments and
Aeltus

Approval of new Administration           April 1, 2002
Agreements with ING Pilgrim Group, LLC
("IPG")


If the proposals set forth above are approved by shareholders, effective March 1, 2002 ING Investments will become the investment advisor to the Fund, and Aeltus will become the investment sub-advisor to the Fund. These changes will generally not result in a change in the actual portfolio management personnel who manage the Fund. While Aeltus would become the sub-advisor rather than the advisor to the Fund, Aeltus will continue to have responsibility for day-to-day portfolio management of the Fund.

The advisory fees paid by the Fund will not change. The annual advisory fees paid by the Fund will be the same as under the current investment advisory agreements. Subject to the approval by shareholders of the proposals described above, effective March 1, 2002, the Fund would pay the advisory fee to ING Investments, rather than to Aeltus. ING Investments would pay Aeltus a sub-advisory fee as set forth in the proxy statement and in the statement of additional information.

In addition to providing investment advisory services, Aeltus also currently provides administrative services to the Fund pursuant to an administrative agreement ("Current Administrative Agreement"). On December 12, 2001 the Board, after giving due consideration to the benefits of combining the fund families, voted to approve a new administration agreement between the Fund and IPG ("Proposed Administration Agreement").

The administrative services to be provided by IPG under the Proposed Administration Agreement are substantially similar in all material respects to the administrative services provided by Aeltus pursuant to the Current Administrative Agreement, except that the administrator would be IPG and as explained below. In particular, the Proposed Administration Agreement would require IPG to provide the following services, among others: (1) coordinate matters relating to the operation of the Fund between the various entities providing services for the Fund; (2) implement management and shareholder services designed to enhance the value or convenience of the Fund as an investment vehicle; (3) respond to inquiries from shareholders concerning, among other things, account information; (4) provide the Board with the necessary information for its meetings; and (5) prepare regulatory filings and financial reporting documents.

The Proposed Administration Agreement provides that it may be terminated by the Fund at any time, by a majority of the Board on 60 days' written notice to IPG, or by IPG, at any time, upon 60 days' written notice to the Fund. Moreover, the Proposed Administration Agreement provides that IPG is liable for damages, expenses, or losses incurred in connection with, any act or omission by reason of willful misfeasance, bad faith or negligence.

There are, however, some important differences between the Proposed Administration Agreement and the Current Administrative Agreement. Most notably, under the Current Administrative Agreement, Aeltus, on behalf of the Fund, performs certain fund accounting services and is reimbursed by the Fund for the costs of performing them. The Proposed Administration Agreement does not provide for fund accounting services. Instead, fund accounting services would be performed under separate agreements. In this regard, the Board approved new agreements with State Street Bank and Trust Company ("State Street") for fund accounting and reduced the fee payable to IPG so that the rate of administrative fees will not increase. State Street will also provide custodial services. Shareholders are not being asked to vote on these agreements. In addition, Aeltus currently is entitled to receive an annual fee from the Fund of 0.075% of the average daily net assets up to $5 billion and 0.05% over $5 billion. If approved by shareholders, the Proposed Administration Agreements would entitle IPG to receive from the Fund a fee of 0.055% of the average daily net assets up to $5 billion and 0.03% over $5 billion, a reduction of 0.02%.

ADDITIONAL PROPOSALS

At the meeting, shareholders will also be asked to approve revisions to the Fund's Declaration of Trust to add flexibility, clarify existing provisions, and to promote consistency among the charters for the various registered investment companies currently advised by Aeltus. If the proposal is approved by shareholders, the proposal will be implemented on May 1, 2002.

ADDITIONAL INTEGRATION RELATED MEASURES

The Board has also approved the following measures related to the integration efforts that do not require shareholder approval. These measures will be implemented on the dates set forth below.

Measures Approved by the Board           Effective Date
------------------------------           --------------

Appointing ING Pilgrim Securities,       January 2, 2002
Inc. as the distributor of the Fund
(effective March 1, 2002, the name of
ING Pilgrim Securities, Inc. will
change to ING Funds Distributor, Inc.)

Changing the custody and fund            April 1, 2002
accounting arrangements to integrate
the "back  office" or  operational
aspects of the Aetna  Funds and the
Pilgrim.


As of March 1, 2002, the Aetna Funds and the Pilgrim Funds will be called "ING Funds." As a result, the name of the Fund will change to ING GET Fund - Series Q effective March 1, 2002.

THE BOARD OF AETNA GET FUND IS SENDING THE PROXY STATEMENT TO ALL THOSE WHO WERE SHAREHOLDERS AS OF DECEMBER 12, 2001. PLEASE READ THE PROXY STATEMENT WHEN YOU RECEIVE IT. IT CONTAINS IMPORTANT INFORMATION CONCERNING THE FUNDS. YOU MAY ALSO OBTAIN THE PROXY STATEMENT FOR FREE FROM THE SECURITIES AND EXCHANGE COMMISSION'S INTERNET WEBSITE (WWW.SEC.GOV). COPIES OF THE FUNDS' ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 AND SEMI-ANNUAL REPORT FOR THE PERIOD ENDED JUNE 30, 2001 ARE AVAILABLE FREE OF CHARGE BY WRITING TO ING AETNA FINANCIAL SERVICES, 151 FARMINGTON AVENUE, HARTFORD, CONNECTICUT, 06156, ATTN:
SHARON MCGARRY, TS41, OR BY CALLING 1-866-515-0313.